UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

Commission file number 0-27074

    SECURE COMPUTING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	52-1637226
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

4810 Harwood Road, San Jose, CA	95124
(Address of principal executive offices)	(Zip code)

                    (408) 979-6100

Registrant’s telephone number, including area code

                                                 Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Press Release dated January 22, 2004 issued by Secure Computing Corporation regarding fourth quarter results.

Item 12. Results of Operations and Financial Condition

On January 22, 2004, Secure Computing Corporation issued a press release announcing the Company’s fourth quarter results. The text of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished in this report, including the exhibit, shall not be incorporated by reference into Secure Computing’s filings with the SEC under the Securities Act of 1933 and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURE COMPUTING CORPORATION

By:	/s/ Timothy J. Steinkopf

Timothy J. Steinkopf, Senior Vice President and Chief Financial Officer (Duly authorized officer and Principal Financial Officer)

Date: January 22, 2004

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